UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

August 11, 2010
Date of Report (date of Earliest Event Reported)

Healthmed Services Ltd.
(Exact Name of Registrant as Specified in its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

(Address of principal executive offices and zip code)

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 11, 2010, Healthmed Services Ltd. (the “Company”) dismissed Gruber & Company, LLC, as the Company’s independent registered principal accountant.

During the Company’s  most recent fiscal year preceding the dismissal of Gruber & Company, LLC, and through August 11, 2010, there were no disagreements with Gruber & Company, LLC, which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of  Gruber & Company, LLC, would have caused Gruber & Company, LLC, to make reference to the subject matter of the disagreements in connection with its report. Gruber & Company, LLC, as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s consolidated financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the report of Gruber & Company, LLC for the fiscal year ended December 31, 2009 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

We provided Gruber & Company, LLC, with a copy of this disclosure before its filing with the SEC. We requested that Gruber & Company, LLC, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  At the time of filing this Form 8-K, we had not received a copy of such letter from Gruber & Company, LLC. When we receive such letter, we will file it as an Exhibit to Amendment No. 1 to this Form 8-K.

On August 11, 2010, the board of directors of the Company approved and authorized the engagement of MaloneBailey, LLP, Certified Public Accountants (“MaloneBailey”) of Houston, Texas, as the principal independent registered accountant for the Company.

During the two most recent fiscal years and through August 11, 2010, the Company had not consulted with MaloneBailey regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2010

HEALTHMED SERVICES LTD.

By:               /s/ Natalie Bannister
Name:           Natalie Bannister
Title:           Chief Executive Officer (principal executive officer)